UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Under Rule 14(a)(12)

cbdMD, Inc.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CONTROL ID:
cbdMD, Inc.	REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Special Meeting of Shareholders
DATE:	Friday, Steptember 22, 2023
TIME:	1:00 p.m. Eastern time
LOCATION:	https://agm.issuerdirect.com/ycbd

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/ycbd and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/ycbd

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before September 4, 2023.

you may enter your voting instructions at https://www.iproxydirect.com/ycbd until 11:59 pm eastern time Spetember 21, 2023.

The purposes of this meeting are as follows:

1.        the approval and adoption of an amendment to the Company’s Certificate of Designation for the Series A Preferred Stock to provide that each share of Series A Preferred Stock will be automatically converted into three shares of common stock; and

2.        the approval of one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting.

3.        any other business as my properly come before the meeting.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Special Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on August 1, 2023 as the record date for the determination of shareholders entitled to receive notice of the Special Meeting and to vote the shares of our common stock, par value $.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

cbdMD, Inc. SHAREHOLDER SERVICES 1 Glenwood Avenue Suite 1001 Raleigh NC 27603	FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT

CONTROL ID:
cbdMD, Inc.	REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Special Meeting of Shareholders
DATE:	Friday, Steptember 22, 2023
TIME:	1:00 p.m. Eastern time
LOCATION:	https://agm.issuerdirect.com/ycbd

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/ycbd.pa and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/ycbd.pa

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before September 4, 2023.

you may enter your voting instructions at https://www.iproxydirect.com/ycbd.pa until 11:59 pm eastern time Spetember 21, 2023.

The purposes of this meeting are as follows:

1.        the approval and adoption of an amendment to the Company’s Certificate of Designation for the Series A Preferred Stock to provide that each share of Series A Preferred Stock will be automatically converted into three shares of common stock; and

2.        the approval of one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting.

3.        any other business as my properly come before the meeting.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Special Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on August 1, 2023 as the record date for the determination of shareholders entitled to receive notice of the Special Meeting and to vote the shares of our series a preferred stock, par value $.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

cbdMD, Inc. SHAREHOLDER SERVICES 1 Glenwood Avenue Suite 1001 Raleigh NC 27603	FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT